UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

Oracle Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51785	26-0126028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Greenwich Ave., 3rd Floor
Greenwich, Connecticut 06830
(Address of principal executive offices)

(203) 862-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

Establishment of Record Date for Determination of Stockholders Entitled to Receive Liquidating Distribution

On May 5, 2008, Oracle Healthcare Acquisition Corp. (the “Company”) issued a press release announcing that the Company has set the close of business on May 7, 2008 as the record date for the determination of stockholders entitled to receive a liquidating distribution, if any, from the trust account in which the proceeds from the Company’s initial public offering were placed, pursuant to the proposed Plan of Liquidation of the Company.  The dissolution and Plan of Liquidation of the Company are subject to stockholder approval, for which the Board of Directors of the Company has called a special meeting of stockholders to be held on May 7, 2008.

A copy of the press release is attached as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description:

Exhibit 99.1	Press Release, dated May 5, 2008, issued by Oracle Healthcare Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE HEALTHCARE ACQUISITION CORP.

Date: May 5, 2008	By:	/s/ Joel D. Liffmann
		Name:	Joel D. Liffmann
		Title:	President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description:

Exhibit 99.1	Press Release, dated May 5, 2008, issued by Oracle Healthcare Acquisition Corp.